OMB APPROVAL
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Grant Spence c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-229-5252

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2009 to October 31, 2009

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

MCBT Pan European Select Fund

SEMI-ANNUAL REPORT
OCTOBER 31, 2009

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2009

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $76.1m

PERFORMANCE  Total return from May 1, 2009 through October 31, 2009

•MCBT Opportunistic EAFE Fund	+26.5%
•Morgan Stanley Capital International (MSCI) EAFE Index	+31.5%

Annualized total return from November 1, 2004 through October 31, 2009

•MCBT Opportunistic EAFE Fund	+4.6%
•Morgan Stanley Capital International (MSCI) EAFE Index	+5.6%

Annualized total return from November 1, 1999 through October 31, 2009

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+1.8%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+1.1%
•Morgan Stanley Capital International (MSCI) EAFE Index	+2.5%

Annualized total return from July 1, 1994 through October 31, 2009

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+5.2%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+4.4%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)	+4.9%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

PORTFOLIO COMMENTS  Confounding many, the recovery that began in March not only continued through the second quarter but accelerated into the third. From the start of July until the end of September, a number of international markets enjoyed their best quarter for more than a decade, although most markets suffered a slight pullback in October. The rally was broadly based, with every market sector enjoying a positive return. The continuing contraction in credit spreads saw highly leveraged stocks leading the way, prompting some to describe the rally as a 'dash for trash'.

Hopes of a rebound in global economic activity caused recovery stocks, cyclical industries and small and mid-cap companies to perform well. The increased appetite for risk propelled emerging markets and some developed Asian markets back to pre-Lehman levels. In relative terms, the performance of the larger developed markets and stable growth sectors languished. Over the autumn, Japan underperformed despite a dramatic election victory for the opposition party. In the currency markets the dollar weakened against the euro and the yen and against commodity-based currencies such as the Australian dollar.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2009

Against this backdrop, the fund posted a return of 26.5% for the period under review, underperforming the benchmark index, which rose 31.5%. The main detractor over the period was Autonomy, the British-based maker of data-retrieval software. After a powerful run, the shares sold off in October on the announcement of disappointing third-quarter profit margins. Despite strong sales growth, increased research and development outlays, as well as an inflated marketing bill, ate into profits. Autonomy aside, the main negative has been our Japanese exposure. Japanese companies Sekisui House, Sumitomo Mitsui and Toyota Motor Corp accounted for our next three largest detractors. This suggests that the weakness in the Japanese markets has been the result of common factors, such as the concerns surrounding the recent general election, the impact of the yen's strength on Japan's exporters and the prospect for a significant round of re-capitalization. We continue to focus on stock-specific opportunities in which we see compelling valuations and positive change. Once these broader concerns subside, we believe that this strategy will gain traction.

Most of our key positive contributors were financials. The fund's top-performing stock was Banco Santander, driven by its exposure to both developed and emerging markets, as was our holding in HSBC, while Storebrand gained significantly from rising asset prices. Sun Hung Kai, a Hong Kong property development company, was also among the fund's best contributors. The company operates in a property market with US-style (low) interest rates but enjoys Chinese levels of demand. An increase in loans issuance in the region has further stimulated the Hong Kong property market and led to a succession of earnings upgrades.

OUTLOOK

So far, the third-quarter earnings season has generally been positive, with 84% of companies beating earnings expectations. And, in an important contrast to the second quarter, most companies are also beating expectations on sales. This trend will have to be sustained for positive momentum to continue in the markets.

Overall, the profile of the fund reflects our cautious optimism about the markets, with positive exposure to factors indicative of global growth. Our risk profile demonstrates that the fund remains focused on companies with financial flexibility and superior earnings-growth potential.

The main focus of our recent activity has been ensuring that the fund has an appropriate level of exposure to a recovery in global growth. Although economic data is still weak in absolute terms, we have seen increasing instances of data being better (less negative) than expectations. Improvement in global economies has been driven by the overwhelming fiscal and monetary support of national governments and central banks - and their rhetoric suggests that this will not be withdrawn before growth is independently sustainable.

INVESTMENT MANAGER PROFILE  James Fairweather has primary responsibility for the day-to-day management of the Fund and spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for Martin Currie's investments in emerging markets. James was promoted to chief investment officer in 1997.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2009

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

Europe		% of net assets
HSBC Holdings	United Kingdom	3.6
BP	United Kingdom	3.5
Banco Santander	Spain	3.1
Roche Holding	Switzerland	2.9
Toyota Motor Corp.	Japan	2.6
Credit Suisse Group	Switzerland	2.6
Siemens	Germany	2.5
E. ON	Germany	2.5
Unilever	Netherlands	2.4
GlaxoSmithKline	United Kingdom	2.4

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2009

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $201.5m

PERFORMANCE  Total return from May 1, 2009 through October 31, 2009

•MCBT Global Emerging Markets Fund	+32.9%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+40.1%

Annualized total return from November 1, 2004 through October 31, 2009

•MCBT Global Emerging Markets Fund	+14.8%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+17.2%

Annualized total return from November 1, 1999 through October 31, 2009

•MCBT Global Emerging Markets Fund (excluding all transaction fees)	+10.5%
•MCBT Global Emerging Markets Fund (including all transaction fees)	+9.6%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+11.5%

Annualized total return from February 14, 1997 through October 31, 2009

•MCBT Global Emerging Markets Fund (excluding all transaction fees)	+7.2%
•MCBT Global Emerging Markets Fund (including all transaction fees)	+6.3%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)	+7.1%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

PORTFOLIO COMMENTS  By the start of the period under review, investors had already regained their appetite for risk. Emerging markets were more than a month into a strong rally which, apart from a slight reverse in June, was to continue until October. In the six months from the end of April, the MSCI Emerging Markets index rose 40.1%. The stocks that led the highly cyclical rally were typically smaller, lower-quality companies. After its pause in June, the rally continued apace, sustained by the impact of various government stimulus packages, by the weakening of the U.S. dollar and by a perception that the global economy was in recovery. On a micro level, meanwhile, analysts significantly upgraded their earnings expectations for a host of companies. While the fourth quarter of 2008 saw analysts slashing their earnings forecasts, this year has seen them applying the largest upgrades for 25 years. Smaller companies continued to outperform. The market latched on to the improvements in industrial production and leading indicators, resulting in much talk of the 'green shoots of recovery.'

Against this backdrop, the portfolio lagged its benchmark, rising 32.9% over the six months. The biggest negative contributor to relative returns was HTC Corp, the Taiwanese maker of handheld computers. Delays in the launch of new products and intensifying competition forced this

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2009

company to revise down its third-quarter guidance. The fund's position in Korean civil engineer Hyundai Development was another major drag on returns. Third-quarter earnings results came in far below the market's expectations as the company was hit with bad-debt expenses. In India, Bharti Airtel suffered both from deteriorating fundamentals and because its defensive characteristics proved unappealing to investors in the liquidity-driven rally. We have sold all three positions. Also in India, property firm Unitech was another of the fund's biggest detractors, thanks to two dilutive rights issues and, late in the period, the publication of poor results.

Latin America was the best-performing region in our portfolio, with Mexican housing developer Corporacion GEO delivering the fund's largest relative return. The valuation gap between Geo and its peers has begun to narrow and it continues to demonstrate operational excellence. Our stock selection in Brazil made a positive contribution. Here, homebuilder PDG Realty was one of our strongest performers, as it benefited from improved demand associated with the government's recently announced housing package. Another top performer was Hypermarcas. The Brazilian consumer-goods company was boosted by a re-rating and by earnings-accretive acquisitions.

OUTLOOK

We continue to see real improvements in both economic data and companies' operating performance. The key question, however, remains how sustainable these improvements will be once restocking is complete and as government stimulus packages come to an end. Despite the recent improvements there is still a real risk that consensus expectations of a 'v-shaped' economic recovery may prove overly optimistic. Our investment focus remains on high-quality franchises with a strong link to robust domestic consumption. Within this framework, however, we have bought selected stocks with a degree of cyclical sensitivity.

INVESTMENT MANAGER PROFILE  Dariusz Sliwinski is a director of Martin Currie and speaks Polish, Russian, English and Italian. Dariusz initially received a master's degree in electronic engineering before working in a number of different industries in post-communist Poland. After gaining an MBA from SDA Bocconi in Milan, Dariusz became an investment manager in 1994. He initially worked with Powszechny Bank Gospodarczy Investment Fund, moving to Consortium Raiffeisen Atkins in 1995 to become a senior investment manager.

Dariusz joined Martin Currie's emerging markets team in 1997. He was initially responsible for managing emerging European mandates, and assumed responsibility for Martin Currie's Europe, Middle East and Africa ("EMEA") portfolios in 2001. In December 2002, he was appointed manager of two flagship funds - MCBT Global Emerging Markets and an emerging markets open-end fund offered to non-U.S. investors.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2009

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

Latin America		% of net assets
Petroleo Brasileiro, ADR	Brazil	4.1
Vale, Class A	Brazil	3.2
PDG Realty SA Empreendimentos e Participacoes	Brazil	2.8
Compania de Minas Buenaventura, ADR	Peru	2.3
Pacific Basin
Samsung Electronics Co., Ltd.	South Korea	3.9
CNOOC Ltd.	China	3.5
China Construction Bank Corp., H Shares	China	3.5
Bank of China Ltd., H Shares	China	3.3
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.8
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.5

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT OCTOBER 31, 2009

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE  June 6, 2002

FUND SIZE  $30.2m

PERFORMANCE  Total return from May 1, 2009 through October 31, 2009

•MCBT Pan European Select Fund	+34.5%
•Morgan Stanley Capital International (MSCI) European Index	+34.0%

Annualized total return from November 1, 2004 through October 31, 2009

•MCBT Pan European Select Fund	+6.1%
•Morgan Stanley Capital International (MSCI) European Index	+5.9%

Annualized total return from June 6, 2002 through October 31, 2009

•MCBT Pan European Select Fund	+10.7%
•Morgan Stanley Capital International (MSCI) European Index	+7.7%

PORTFOLIO COMMENTS  The six months to October 31, 2009 constituted a very strong period for European stock markets, which rose by 34.5%. The market was correct in anticipating a strong second-quarter earnings season. Industrial companies cut costs proactively in the downturn; they were rewarded when sales recovered from the unwinding of inventories that straddled the end of 2008 and the beginning of 2009 (albeit to lower levels than before the crisis). Similarly, retailers benefited from their aggressive and proactive reduction of working capital. Compared with past crises, pricing has been remarkably disciplined. Banks in particular have benefited from the leveraged effect of asset-price recovery. Companies across sectors successfully raised capital, with an almost universally positive share-price reaction. There was also a strong recovery in the prices of commodities, notably copper, while oil prices remained above $70 a barrel.

At the same time, interest rates and policy settings remain remarkably accommodative. The corporate moves outlined above have enabled companies to make money without raising prices in a way that would take inflation above the central banks' targets. Against this backdrop, there was a marked outperformance by risky assets, notably banks, emerging markets, mid-caps, and commodity currencies against the dollar. Later in the period, however, there were some tentative signs that sector breadth was increasing from its earlier extremely narrow setting.

This was a good period for the fund, which outperformed its benchmark by 49 basis points. For the six months to the end of October, our top contributor was the UK-listed copper miner Kazakhmys, which rallied strongly from a very low valuation due to positive change in the form of improving copper prices. We also benefited from the performance of satellite navigation company TomTom. Thanks to better pricing and greater cost-cutting, this company announced results above our expectations - and far above those of the market. Seismic company Petroleum Geo Services also performed well, on strong second-quarter results, as did HeidelbergCement (balance-sheet repair at corporate level and at the company's main owner), Cookson (strong steel

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT OCTOBER 31, 2009

prices), and Infineon (improving prospects in the semiconductor industry and continued attractive business with the iPhone).

Among our financial holdings, IG Group outperformed on better-than-expected first-half numbers, while Denmark's Danske Bank and Norway's DNB Nor were also strong. Hedge-fund manager Man Group performed well due to its 12% dividend yield and the positive fund flows reported by its U.S. peers.

The main detractors from performance included defensive stocks such as Scor (reinsurance) and Terna (electricity grids). We believe that the outlook for these companies is robust and continue to hold the stocks. The fund also suffered from the poor performance of Punch Taverns, as investors grew more risk-averse towards the end of the period. Earlier, earnings from bunker-fuel distributor Aegean Maritime disappointed; faced with this negative change, we sold our holding. Other weak performers were French gaming software company Ubisoft, which revised its guidance negatively, and German pharmaceutical company Merck, which suffered a setback in the approval of a key drug. We sold both stocks.

OUTLOOK

The process of adjustment to the new environment seems to be over, but that new environment is a very uncomfortable one. Deleveraging will be painful, and will involve a substantial reduction in demand. Against this, the level of financial and fiscal stimulus is unprecedented. Having performed well so far this year, we remain confident that we will be able to find stocks which will benefit both from the current environment and the inefficiencies created by the market's reaction to that environment. Many of the stocks we find are defensive, with solid balance sheets and high dividend yields. But many are growth stocks with an attractive valuation and underappreciated resilience. Recently, we have also been able to find undervalued cyclical stocks. We aim as much as possible to keep a balance within the portfolio. We are confident our process will deliver positive relative and absolute performance for 2009 as a whole.

INVESTMENT MANAGER PROFILE  Stewart Higgins joined Martin Currie in 1987. He was a UK portfolio manager for three years before moving to the European desk in 1990. He has been managing pan-European portfolios since 1997. In 2008, he was appointed head of Europe. Stewart also co-manages our European mid-cap funds with Dr. Eric Woehrling.

Dr. Eric Woehrling joined Martin Currie in 2000 to design the company's European mid-cap products, which he has managed with Stewart Higgins since their launch in June 2002. Eric is lead manager of the Martin Currie GF Pan-European Opportunities Fund, a winner of a Lipper Fund Award 2008 and an S&P award in 2007. Before his move to Martin Currie, Eric worked for Stewart Ivory from 1997. He worked on the UK and emerging markets desks, before moving to the European desk, where he specialized in European smaller companies.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT OCTOBER 31, 2009

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

Europe		% of net assets
Terna-Rete Electtrica Nazionale SpA	Italy	4.5
Synthes, Inc.	United States	4.1
Portugal Telecom SGPS	Portugal	4.0
Koninklijke Boskalis Westminster	Netherlands	3.9
Swisscom	Switzerland	3.7
SES	Luxembourg	3.6
Centrica	United Kingdom	3.4
Continental	Germany	3.3
Oriflame Cosmetics	Luxembourg	3.3
SSL International	United Kingdom	3.3

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2009 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 99.8%
EUROPE – 71.2%
AUSTRIA – 1.1%
Wienerberger	47,254	$851,519
TOTAL AUSTRIA – (Cost $976,896)		851,519
DENMARK – 1.3%
Carlsberg, B Shares	13,924	973,355
TOTAL DENMARK – (Cost $948,469)		973,355
FRANCE – 9.5%
Alstom	14,394	996,570
Cie de Saint-Gobain	22,831	1,111,536
France Telecom	66,939	1,655,126
Sanofi-Aventis	23,151	1,692,172
Societe Generale	26,999	1,793,285
TOTAL FRANCE – (Cost $6,537,164)		7,248,689
GERMANY – 6.7%
E.ON	50,483	1,929,647
MAN	14,946	1,230,399
Siemens	21,491	1,936,545
TOTAL GERMANY – (Cost $5,863,401)		5,096,591
GREECE – 1.7%
National Bank of Greece	36,313	1,318,683
TOTAL GREECE – (Cost $1,017,448)		1,318,683
ITALY – 1.9%
UniCredit S.p.A.	430,422	1,439,850
TOTAL ITALY – (Cost $1,515,983)		1,439,850
LUXEMBOURG – 1.2%
ArcelorMittal	28,356	949,402
TOTAL LUXEMBOURG – (Cost $786,574)		949,402
NETHERLANDS – 7.0%
ASML Holding	51,421	1,384,351
Gemalto	26,393	1,108,593
Heineken	21,478	951,001
Unilever	60,277	1,856,405
TOTAL NETHERLANDS – (Cost $4,632,821)		5,300,350

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2009 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
EUROPE – Continued
NORWAY – 1.7%
Storebrand ASA	193,907	$1,319,971
TOTAL NORWAY – (Cost $742,463)		1,319,971
PORTUGAL – 1.7%
Portugal Telecom SGPS	114,650	1,309,341
TOTAL PORTUGAL – (Cost $1,190,418)		1,309,341
RUSSIA – 1.0%
Rosneft Oil Co., GDR	95,250	728,663
TOTAL RUSSIA – (Cost $714,275)		728,663
SPAIN – 4.4%
Banco Santander	1,939	31,160
Banco Santander	144,785	2,330,588
Banco Santander	33	6
Iberdrola Renovables	214,988	955,504
TOTAL SPAIN – (Cost $2,138,356)		3,317,258
SWITZERLAND – 10.6%
ABB Ltd.	86,420	1,609,926
Credit Suisse Group	36,712	1,960,940
Petroplus Holdings	50,359	1,101,373
Roche Holding	13,830	2,215,868
Zurich Financial Services	5,165	1,182,430
TOTAL SWITZERLAND – (Cost $6,633,492)		8,070,537
UNITED KINGDOM – 21.4%
Autonomy Corp.*	61,744	1,357,130
Babcock International Group	89,705	889,993
Barclays	273,831	1,432,695
BP	279,821	2,635,282
GlaxoSmithKline	87,510	1,797,151
HSBC Holdings	245,454	2,716,247
Pearson	105,489	1,435,754
Persimmon	130,797	862,504
Rio Tinto	37,450	1,652,886
William Morrison Supermarkets	321,874	1,475,814
TOTAL UNITED KINGDOM – (Cost $12,651,923)		16,255,456
TOTAL EUROPE – (Cost $46,349,683)		54,179,665

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2009 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
JAPAN – 17.0%
Aisin Seiki Co., Ltd.	40,900	$1,029,858
Bank of Yokohama, Ltd.	202,000	980,361
INPEX Corp.	132	1,080,045
Itochu Corp.	151,000	943,359
JGC Corp.	64,000	1,229,126
Mitsui Fudosan Co., Ltd.	67,000	1,075,687
Nikon Corp.	62,000	1,157,299
Nomura Holdings Inc.	156,100	1,092,339
Panasonic Corp.	70,600	978,751
Shin-Etsu Chemical Co., Ltd.	27,100	1,427,629
Toyota Motor Corp.	49,700	1,966,637
TOTAL JAPAN – (Cost $12,901,815)		12,961,091
PACIFIC BASIN – 11.6%
AUSTRALIA – 1.2%
Incitec Pivot Ltd.	394,466	916,482
TOTAL AUSTRALIA – (Cost $1,100,374)		916,482
CHINA – 4.6%
Bank of China Ltd., H Shares	2,637,000	1,506,804
China Life Insurance Co., Ltd., H Shares	190,000	875,767
Netease.com Inc., ADR	29,200	1,127,704
TOTAL CHINA – (Cost $2,115,454)		3,510,275
HONG KONG – 1.8%
Sun Hung Kai Properties Ltd.	89,000	1,345,272
TOTAL HONG KONG – (Cost $1,131,158)		1,345,272
INDONESIA – 1.3%
PT Telekomunikasi Indonesia, ADR	29,600	1,003,736
TOTAL INDONESIA – (Cost $1,003,650)		1,003,736
SOUTH KOREA – 1.6%
Samsung Electronics Co., Ltd., GDR, 144A	4,030	1,227,135
TOTAL SOUTH KOREA – (Cost $928,058)		1,227,135
TAIWAN – 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	90,600	864,324
TOTAL TAIWAN – (Cost $976,079)		864,324
TOTAL PACIFIC BASIN – (Cost $7,254,773)		8,867,224
TOTAL COMMON STOCKS – (Cost $66,506,271)		76,007,980

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2009 (Unaudited)

	Principal Amount	US$ Value
SHORT-TERM INVESTMENTS – 1.1%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 11/02/2009 (a)	$811,000	$811,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $811,000)		811,000
TOTAL INVESTMENTS (b) – (Cost $67,317,271) – 100.9%		76,818,980
OTHER ASSETS LESS LIABILITIES – (0.9)%		(697,282)
NET ASSETS – 100.0%		$76,121,698

Notes to Schedule of Investments:

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Auto Parts 1.4%, Automobiles 2.6%, Bank Investment Contracts 1.4%, Banks 17.8%, Brewery 1.3%, Building Maintenance & Services 1.2%, Chemicals 1.9%, Computer Services 1.5%, Construction and Building Materials 1.5%, Construction Materials 1.1%, Diversified 2.6%, Drugs & Health Care 2.3%, Electrical Equipment 2.1%, Electronics 2.9%, Engineering 1.6%, Fertilizers 1.2%, Financial Services 1.4%, Food & Beverages 3.7%,Homebuilders 1.1%, Import/Export 1.2%, Industrials 1.3%, Insurance 4.4%, Manufacturing 4.2%, Medical Products 5.1%, Metals 1.2%, Mining 2.2%, Oil & Gas 4.5%, Oil Refining and Marketing 1.4%, Photography 1.5%, Publishing 1.9%, Real Estate 3.2%, Retail Grocery 1.9%, Semiconductor manufacturing Equipment 2.9%, Software 3.3%, Telecommunications Services 5.2% and Utilities 3.8%.

*  Non-income producing security.

(a)  Repurchase agreement, dated 10/30/2009, due 11/02/2009 with repurchase proceeds of $811,001 is collateralized by Federal Home Loan Bank, 4.375% due 9/17/2010 with a market value of $831,680.

(b)  The values of the Portfolio are determined based on Level 1 inputs established by FAS 157.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2009 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 90.8%
AFRICA – 7.3%
SOUTH AFRICA – 7.3%
ArcelorMittal South Africa Ltd.	131,296	$1,765,762
Aspen Pharmacare Holdings Ltd.*	404,737	3,397,317
MTN Group Ltd.	249,532	3,745,607
Murray & Roberts Holdings Ltd.	450,184	3,200,634
Standard Bank Group Ltd.	201,219	2,517,220
TOTAL SOUTH AFRICA – (Cost $11,986,422)		14,626,540
TOTAL AFRICA – (Cost $11,986,422)		14,626,540
EUROPE – 10.4%
RUSSIA – 8.9%
Gazprom OAO, ADR	166,833	3,990,484
LUKOIL, ADR	77,466	4,524,014
Novolipetsk Steel (NLMK), GDR, 144A,*	76,800	1,990,559
Rosneft Oil Co., GDR*	527,950	4,038,818
Vimpel-Communications, ADR*	184,300	3,304,499
TOTAL RUSSIA – (Cost $15,010,962)		17,848,374
TURKEY – 1.5%
Turkiye Is Bankasi	810,894	3,045,609
TOTAL TURKEY – (Cost $1,923,677)		3,045,609
TOTAL EUROPE – (Cost $16,934,639)		20,893,983
LATIN AMERICA – 17.8%
BRAZIL – 9.9%
Cia Brasileira de Meios de Pagamento	263,075	2,411,820
Hypermarcas*	186,000	3,808,481
PDG Realty SA Empreendimentos e Participacoes	669,200	5,660,241
Petroleo Brasileiro, ADR	203,736	8,173,888
TOTAL BRAZIL – (Cost $12,888,080)		20,054,430
MEXICO – 4.1%
America Movil SAB de C.V.	1,788,200	3,926,151
Corporacion GEO SAB de CV, Series B*	1,612,100	4,272,073
TOTAL MEXICO – (Cost $5,267,084)		8,198,224
PERU – 3.8%
Compania de Minas Buenaventura, ADR	137,300	4,609,161
Credicorp Ltd.	45,144	3,116,290
TOTAL PERU – (Cost $7,253,018)		7,725,451
TOTAL LATIN AMERICA – (Cost $25,408,182)		35,978,105

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2009 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
OTHER AREAS – 7.9%
INDIA – 7.9%
Axis Bank Ltd.	154,294	$2,902,103
Hero Honda Motors Ltd.	95,232	3,124,637
Infrastructure Development Finance Co., Ltd.	1,049,431	3,249,370
Reliance Industries Ltd.	77,986	3,155,731
Unitech Ltd.	2,064,519	3,479,319
TOTAL INDIA – (Cost $15,066,649)		15,911,160
TOTAL OTHER AREAS – (Cost $15,066,649)		15,911,160
PACIFIC BASIN – 47.4%
CHINA – 15.7%
Bank of China Ltd., H Shares	11,658,000	6,661,478
China Construction Bank Corp., H Shares	8,126,000	6,980,833
China Life Insurance Co., Ltd., H Shares	524,000	2,415,275
CNOOC Ltd.	4,791,000	7,111,194
Industrial and Commercial Bank of China Ltd., H Shares	4,941,000	3,930,006
Netease.com Inc., ADR*	117,000	4,518,540
TOTAL CHINA – (Cost $21,310,632)		31,617,326
HONG KONG – 4.5%
China Resources Land Ltd.	1,450,007	3,498,180
GOME Electrical Appliances Holdings Ltd.*	12,124,000	3,563,818
Pacific Basin Shipping Ltd.	2,678,000	1,962,773
TOTAL HONG KONG – (Cost $7,951,568)		9,024,771
INDONESIA – 2.4%
Bank Rakyat Indonesia	3,846,737	2,808,040
PT Telekomunikasi Indonesia, Series B	2,269,500	1,965,607
TOTAL INDONESIA – (Cost $4,827,189)		4,773,647
MALAYSIA – 2.2%
Axiata Group Berhad*	2,070,122	1,757,939
CIMB Group Holdings Berhad	770,143	2,799,872
TOTAL MALAYSIA – (Cost $3,286,062)		4,557,811
SOUTH KOREA – 13.0%
GS Engineering & Construction Corp.	26,414	2,335,781
Hyundai Mobis	19,164	2,501,850
Industrial Bank Of Korea*	271,740	3,301,236
KT&G Corp.	33,894	1,979,469
LG Innotek Co., Ltd.	20,439	1,808,488
NHN Corp.*	12,494	1,856,221
POSCO	4,587	1,904,890
Samsung Electronics Co., Ltd.	13,167	7,926,158

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2009 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
PACIFIC BASIN – Continued
SOUTH KOREA – Continued
Samsung Fire & Marine Insurance Co., Ltd.	14,581	$2,673,045
TOTAL SOUTH KOREA – (Cost $22,194,337)		26,287,138
TAIWAN – 9.6%
Fubon Financial Holding Co., Ltd.*	3,096,000	3,453,926
Hon Hai Precision Industry Co., Ltd.	1,263,279	4,973,612
MediaTek, Inc.	137,374	1,944,808
Taiwan Fertilizer Co., Ltd.	1,027,000	3,205,243
Taiwan Semiconductor Manufacturing Co., Ltd.	3,135,822	5,703,534
TOTAL TAIWAN – (Cost $14,413,143)		19,281,123
TOTAL PACIFIC BASIN – (Cost $73,982,931)		95,541,816
TOTAL COMMON STOCKS – (Cost $143,378,823)		182,951,604
PREFERRED STOCKS – 6.5%
LATIN AMERICA – 6.5%
BRAZIL – 6.5%
AES Tiete SA (shown in units of 1,000)	221,112	2,491,527
Itau Unibanco Holding	212,493	4,040,937
Vale, Class A	291,977	6,538,654
TOTAL BRAZIL – (Cost $8,335,454)		13,071,118
TOTAL LATIN AMERICA – (Cost $8,335,454)		13,071,118
TOTAL PREFERRED STOCKS – (Cost $8,335,454)		13,071,118
TOTAL INVESTMENTS (a) – (Cost $151,714,277) – 97.3%		196,022,722
OTHER ASSETS LESS LIABILITIES – 2.7%		5,491,784
NET ASSETS – 100.0%		$201,514,506

Notes to Schedule of Investments:

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Auto Parts 1.2%, Automobiles 1.6%, Bank & Insurance Services 1.2%, Banks 20.8%, Building and Construction 2.8%, Chemicals 1.6%, Computers 2.5%, Drugs & Health Care 1.7%, Electric Utilities 1.2%, Electronics 4.8%, Finance & Banking 3.3%, Gas & Pipeline Utilities 2.0%, Homebuilders 2.1%, Household Products 1.9%, Insurance 2.5%, Internet Services 0.9%, Metals 3.3%, Mining 2.3%, Oil & Gas 5.5%, Oil – Refining & Marketing 1.6%, Oil Integrated 6.3%, Real Estate 6.2%, Retail 1.8%, Semi-conductor Manufacturing Equipment 3.8%, Software 2.2%, Steel 2.9%, Telecommunications 1.0%, Telecommunications Equipment 0.8%, Telecommunications Services 5.5%, Tobacco 1.0% and Transportation 1.0%.

*  Non-income producing security.

(a)  The values of the Portfolio are determined based on Level 1 inputs established by FAS 157.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2009 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 96.4%
BELGIUM – 2.1%
Mobistar	9,373	$643,831
TOTAL BELGIUM – (Cost $642,924)		643,831
DENMARK – 4.6%
DSV A/S*	44,821	694,146
FLSmidth & Co. A/S	13,489	710,064
TOTAL DENMARK – (Cost $1,342,673)		1,404,210
FRANCE – 8.2%
Atos Origin*	19,664	920,453
Iliad	8,374	906,571
Rhodia*	44,832	658,083
TOTAL FRANCE – (Cost $2,479,932)		2,485,107
GERMANY – 8.4%
Continental *	18,724	1,006,130
Fresenius	8,392	417,473
Kloeckner & Co.*	24,361	535,112
SGL Carbon*	15,402	592,281
TOTAL GERMANY – (Cost $2,871,901)		2,550,996
GREECE – 5.3%
National Bank of Greece*	19,073	692,624
OPAP	35,913	917,592
TOTAL GREECE – (Cost $1,456,132)		1,610,216
ITALY – 7.0%
Saras SpA	238,297	772,220
Terna - Rete Elettrica Nazionale SpA	340,768	1,350,663
TOTAL ITALY – (Cost $2,182,455)		2,122,883
LUXEMBOURG – 6.9%
Oriflame Cosmetics	17,800	1,000,796
SES	49,541	1,073,765
TOTAL LUXEMBOURG – (Cost $1,803,533)		2,074,561
NETHERLANDS – 10.8%
Gemalto*	13,519	567,843
Heineken	21,343	945,023
Koninklijke Boskalis Westminster	33,993	1,191,408
TomTom*	58,442	555,656
TOTAL NETHERLANDS – (Cost $3,309,163)		3,259,930

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2009 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
NORWAY – 4.2%
DnB NOR ASA*	63,200	$725,072
Petroleum Geo-Services ASA*	57,400	539,161
TOTAL NORWAY – (Cost $751,070)		1,264,233
PORTUGAL – 8.4%
Banco Espirito Santo	87,317	643,753
Brisa Auto-Estradas de Portugal	68,409	673,577
Portugal Telecom SGPS	106,181	1,212,623
TOTAL PORTUGAL – (Cost $1,922,301)		2,529,953
SWEDEN – 2.4%
Swedish Match	34,600	717,643
TOTAL SWEDEN – (Cost $731,876)		717,643
SWITZERLAND – 3.7%
Swisscom	3,092	1,117,439
TOTAL SWITZERLAND – (Cost $921,546)		1,117,439
UNITED KINGDOM – 20.3%
Centrica	255,867	1,039,308
Intertek Group	43,382	893,111
Man Group	158,235	800,394
Pearson	45,712	622,162
Punch Taverns*	722,394	983,034
QinetiQ	297,611	797,684
SSL International	95,461	992,151
TOTAL UNITED KINGDOM – (Cost $5,920,513)		6,127,844
UNITED STATES – 4.1%
Synthes, Inc.	10,414	1,235,834
TOTAL UNITED STATES – (Cost $1,242,849)		1,235,834
TOTAL COMMON STOCKS – (Cost $27,578,868)		29,144,680
	Principal Amount
SHORT-TERM INVESTMENTS – 2.8%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 11/02/2009 (a)	$839,000	839,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $839,000)		839,000
TOTAL INVESTMENTS (b) – (Cost $28,417,868) – 99.2%		29,983,680
OTHER ASSETS LESS LIABILITIES – 0.8%		230,616
NET ASSETS – 100.0%		$30,214,296

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2009 (Unaudited)

Notes to Schedule of Investments:

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Aerospace & Defense 2.6%, Banks 8.8%, Business Services 2.3%, Chemicals 2.2%, Commercial Services 3.0%, Computer Services 4.9%, Construction 2.3%, Cosmetics & Toiletries 3.3%, Electric Utilities 4.5%, Engineering 4.0%, Financial Services 2.6%, Food & Beverages 3.1%, Hotels & Restaurants 6.3%, Medical Products 4.7%, Medical Services 4.1%, Multimedia 3.6%, Oil-Refining and Marketing 2.5%, Oil-field Services 1.8%, Publishing 2.1%, Software 1.8%, Steel 1.8%, Telecommunications Services 12.8%, Tires & Rubber 3.3%, Tobacco 2.4%, Transportation 2.2% and Utilities 3.4%.

*  Non-income producing security.

(a)  Repurchase agreement, dated 10/30/2009, due 11/02/2009 with repurchase proceeds of $839,001 is collateralized by Federal Home Loan Mortgage Company, 4.375% due 9/17/2010 with a market value of $857,670.

(b)  The values of the Portfolio are determined based on Level 1 inputs established by FAS157.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2009 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Pan European Select Fund
ASSETS
Investments in securities, at value	$76,007,980	$196,022,722	$29,144,680
Repurchase agreement	811,000	–	839,000
Cash	950	–	370
Foreign currency, at value	17	1,935,023	–
Receivable for investments sold	2,579,560	6,224,953	4,820,676
Dividends and interest receivable	93,097	94,405	–
Foreign tax reclaims receivable	166,554	26,615	78,033
TOTAL ASSETS	79,659,158	204,303,718	34,882,759
LIABILITIES
Unrealized depreciation on spot contracts	29,697	–	5,741
Payable to Custodian Bank	–	869,345	–
Payable for investments purchased	3,299,483	1,182,374	4,545,611
Management fee payable	140,002	412,328	58,864
Administration fee payable	4,266	24,993	8,570
Capital gains taxes accrued	–	107,639	–
Accrued expenses and other liabilities	64,012	192,533	49,677
TOTAL LIABILITIES	3,537,460	2,789,212	4,668,463
TOTAL NET ASSETS	$76,121,698	$201,514,506	$30,214,296
COMPOSITION OF NET ASSETS
Paid-in capital	$116,718,588	$254,753,078	$75,397,652
Undistributed net investment income	1,343,237	3,833,068	112,698
Accumulated net realized loss on investments and foreign currency transactions	(51,467,730)	(101,282,222)	(46,864,470)
Net unrealized appreciation on investments and foreign currency	9,527,603	44,210,582	1,568,416
TOTAL NET ASSETS	$76,121,698	$201,514,506	$30,214,296
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	8,055,819	46,259,666	5,278,332
NET ASSET VALUE PER SHARE	$9.45	$4.36	$5.72
Identified cost of investments:
Unaffiliated issuers	$67,317,271	$151,714,277	$28,417,868
Cost of foreign currency	$18	$1,942,512	$–

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2009 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Pan European Select Fund
INVESTMENT INCOME
Interest income	$76	$99	$76
Dividend income	1,486,665	3,690,467	412,660
Foreign taxes withheld	(152,267)	(367,730)	(35,696)
TOTAL INVESTMENT INCOME	1,334,474	3,322,836	377,040
EXPENSES
Management fees	262,531	836,464	113,901
Custodian fees	69,759	263,243	63,059
Administration fees	20,952	75,307	13,375
Audit fees	19,317	19,308	19,308
Legal fees	10,857	42,202	9,456
Transfer agent fees	3,118	3,469	3,261
Trustees fees	4,482	18,607	4,140
Stock dividend tax	–	11,049	–
Miscellaneous expenses	20,447	71,433	20,425
TOTAL EXPENSES	411,463	1,341,082	246,925
NET EXPENSES	411,463	1,341,082	246,925
NET INVESTMENT INCOME	923,011	1,981,754	130,115
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments	(4,533,304)	(863,646)	7,684,473
Net realized gain (loss) on foreign currency transactions	(2,299)	(146,867)	15,957
Net change in unrealized appreciation (depreciation) on:
Investments	20,268,511	57,647,678	959,546
Foreign currency	11,832	(10,396)	5,792
Deferred foreign capital gains taxes	–	(107,639)	–
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	15,744,740	56,626,769	8,665,768
NET INCREASE IN NET ASSETS FROM OPERATIONS	$16,667,751	$58,608,523	$8,795,883

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Six Months Ended October 31, 2009 (Unaudited)	Year Ended April 30, 2009	Six Months Ended October 31, 2009 (Unaudited)	Year Ended April 30, 2009
NET ASSETS, beginning of period	$63,179,789	$101,516,485	$214,781,838	$470,285,917
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	923,011	1,671,263	1,981,754	8,012,049
Net realized loss	(4,535,603)	(33,532,403)	(1,010,513)	(100,805,315)
Net change in net unrealized appreciation on investments and foreign currency transactions	20,280,343	(16,546,086)	57,637,282	(122,124,253)
Net increase (decrease) in net assets from operations	16,667,751	(48,407,226)	58,608,523	(214,917,519)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(1,768,278)	–	(5,973,131)
Net realized gains	–	–	–	(74,548,822)
Total distributions	–	(1,768,278)	–	(80,521,953)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	53,133	19,020,498	10,245,742	25,381,193
Reinvestment of distributions to shareholders	–	1,768,278	–	79,636,872
Cost of shares repurchased	(3,778,975)	(8,949,968)	(82,121,597)	(65,082,672)
Total increase (decrease) in net assets from capital share transactions	(3,725,842)	11,838,808	(71,875,855)	39,935,393
NET INCREASE (DECREASE) IN NET ASSETS	12,941,909	(38,336,696)	(13,267,332)	(255,504,079)
NET ASSETS, end of period	$76,121,698	$63,179,789	$201,514,506	$214,781,838
Undistributed net investment income	$1,343,237	$420,226	$3,833,068	$1,851,314
OTHER INFORMATION:
Capital share transactions:
Shares sold	5,937	1,704,676	2,536,051	5,533,771
Shares issued in reinvestment of distributions to shareholders	–	230,846	–	27,651,692
Shares repurchased	(410,858)	(836,287)	(21,724,486)	(17,868,287)
Net share transactions	(404,921)	1,099,235	(19,188,435)	15,317,176

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Pan European Select Fund
	Six Months Ended October 31, 2009 (Unaudited)	Year Ended April 30, 2009
NET ASSETS, beginning of period	$29,038,283	$98,784,943
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	130,115	2,610,648
Net realized gain (loss)	7,700,430	(53,796,517)
Net change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	965,338	(12,749,414)
Net increase (decrease) in net assets from operations	8,795,883	(63,935,283)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(2,759,091)
Net realized gains	–	(2,446,515)
Total distributions	–	(5,205,606)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	352,158	24,197,910
Reinvestment of distributions to shareholders	–	5,104,404
Cost of shares repurchased	(7,972,028)	(29,908,085)
Total decrease in net assets from capital share transactions	(7,619,870)	(605,771)
NET INCREASE (DECREASE) IN NET ASSETS	1,176,013	(69,746,660)
NET ASSETS, end of period	$30,214,296	$29,038,283
Undistributed net investment income (loss)	$112,698	$(17,417)
OTHER INFORMATION:
Capital share transactions:
Shares sold	81,518	2,489,931
Shares issued in reinvestment of distributions to shareholders	–	1,195,411
Shares repurchased	(1,623,013)	(5,791,157)
Net share transactions	(1,541,495)	(2,105,815)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2009 (Unaudited) (2)		Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$7.470		$13.790	$14.260	$12.310	$11.020	$10.450
Net investment income	0.111		0.208	0.166	0.088	0.071	0.119
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.869		(6.315)	(0.242)	1.905	4.600	0.779
Total from investment operations	1.980		(6.107)	(0.076)	1.993	4.671	0.898
Less distributions:
Net investment income	–		(0.213)	(0.010)	(0.043)	(1.991)	(0.184)
Net realized gains	–		–	(0.384)	–	(1.390)	(0.144)
Total distributions	–		(0.213)	(0.394)	(0.043)	(3.381)	(0.328)
Net asset value, end of period	$9.450		$7.470	$13.790	$14.260	$12.310	$11.020
TOTAL INVESTMENT RETURN (1)	26.51	%(3)	(44.33)%	(0.72)%	16.22%	48.23%	8.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$76,121,698		$63,179,789	$101,516,485	$29,118,526	$25,347,676	$29,858,561
Operating gross expenses to average net assets	1.10	%(4)	1.14%	1.13%	1.70%	1.79%	1.38%
Operating net expenses to average net assets	1.10	%(4)	1.14%	1.17%	1.61%	1.79%	1.38%
Net investment income to average net assets	2.46	%(4)	2.24%	1.16%	0.70%	0.61%	1.09%
Portfolio turnover rate	52%		97%	77%	106%	81%	103%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2009 (Unaudited) (2)		Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)		Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$3.280		$9.380	$10.950		$11.050	$7.830	$8.240
Net investment income	0.038		0.139	0.079	(4)	0.090	0.149	0.104
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.042		(4.625)	2.322		1.771 (3)	5.347	1.487
Total from investment operations	1.080		(4.486)	2.401		1.861	5.496	1.591
Less distributions:
Net investment income	–		(0.120)	(0.061)		(0.087)	(0.167)	(0.118)
Net realized gains	–		(1.494)	(3.910)		(1.874)	(2.109)	(1.883)
Total distributions	–		(1.614)	(3.971)		(1.961)	(2.276)	(2.001)
Net asset value, end of period	$4.360		$3.280	$9.380		$10.950	$11.050	$7.830
TOTAL INVESTMENT RETURN (1)	32.93	%(5)	(45.43)%	18.69	%(4)	18.30%	77.13%	18.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$201,514,506		$214,781,838	$470,285,917		$522,330,052	$491,169,979	$312,918,246
Operating gross expenses to average net assets	1.28	%(6)	1.16%	1.10%		1.11%	1.13%	1.16%
Operating net expenses to average net assets	1.28	%(6)	1.16%	1.10%		1.11%	1.13%	1.16%
Net investment income to average net assets	1.90	%(6)	2.70%	0.69%		0.85%	1.56%	1.25%
Portfolio turnover rate	58%		103%	63%		67%	102%	93%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Includes a non-recurring gain from Martin Currie recorded as a result of an incorrectly executed trade. The non-recurring gain resulted in an increase in net realized and unrealized gain (loss) on investments and foreign currency transactions of $0.013 per share. Excluding this non-recurring gain, total investment return would have been 0.12% lower.

(4)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

(5)  Periods less than one year are not annualized.

(6)  Annualized.

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2009 (Unaudited) (2)		Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)		Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)		Year Ended April 30, 2005 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$4.260		$11.070	$20.830		$19.570	$15.060		$15.060
Net investment income	0.023		0.284	0.239	(5)	0.384	0.191	(6)	0.072
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.437		(6.464)	(1.532)		6.018	8.222		2.400
Total from investment operations	1.460		(6.180)	(1.293)		6.402	8.413		2.472
Less distributions:
Net investment income	–		(0.334)	(0.315)		(0.351)	(0.262)		(0.049)
Net realized gains	–		(0.296)	(8.152)		(4.791)	(3.641)		(2.423)
Total distributions	–		(0.630)	(8.467)		(5.142)	(3.903)		(2.472)
Net asset value, end of period	$5.720		$4.260	$11.070		$20.830	$19.570		$15.060
TOTAL INVESTMENT RETURN (1)	34.51	%(3)	(55.84)%	(9.54	)%(5)	36.46%	64.64%		16.07%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$30,214,296		$29,038,283	$98,784,943		$167,992,389	$114,826,430		$93,954,059
Operating gross expenses to average net assets	1.62	%(4)	1.37%	1.29%		1.32%	1.30%		1.37%
Operating net expenses to average net assets	1.62	%(4)	1.23%	1.29%		1.32%	1.30%		1.37%
Net investment income to average net assets	0.86	%(4)	4.25%	1.47%		1.94%	1.12	%(6)	0.47%
Portfolio turnover rate	170%		218%	91%		55%	104%		119%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Periods less than one year are not annualized.

(4)  Annualized.

(5)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

(6)  Net investment income per share and the net investment income to average net assets ratio includes non-recurring dividend income amounting to $0.108 and 0.63%, respectively.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers three funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), and MCBT Pan European Select Fund (the "Pan European Select Fund") (each a "Fund" and collectively, the "Funds"). The Opportunistic EAFE Fund, the Global Emerging Markets Fund, and the Pan European Select Fund commenced investment operations on July 1, 1994, February 14, 1997, and June 6, 2002, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, or for which available quotations are not deemed by the investment manager to be representative of market value, and securities affected by significant events that occurred after the close of the relevant market but prior to the close of the New York Stock Exchange (as of which time each Fund's net asset value is determined) are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures approved by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. By its nature, a fair value price is an estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. For purposes of determining whether fair valuation is appropriate, "significant events" may include events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). At October 31, 2009, there were no fair valued securities held by the Funds.

Fair Value Measurement - In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards ("SFAS") No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

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NOTES TO FINANCIAL STATEMENTS

•  Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•  Level 3 - Inputs that are unobservable.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

Fund	Level 1	Level 2	Level 3	Total
Opportunistic EAFE Fund
Common Stocks	$76,007,980	$–	$–	$76,007,980
Short Terms	811,000	–	–	811,000
Global Emerging Markets Fund
Common Stocks	182,951,604	–	–	182,951,604
Preferred Stocks	13,071,118	–	–	13,071,118
Pan European Select Fund
Common Stocks	29,144,680	–	–	29,144,680
Short Terms	839,000	–	–	839,000

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or the Investment Manager specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at time of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and US dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to other securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is split between the Agent and the Fund.

The Funds have not engaged in any securities lending activities during the period ended October 31, 2009.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

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NOTES TO FINANCIAL STATEMENTS

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the US dollar value of portfolio securities denominated in a foreign currency. At October 31, 2009, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. At October 31, 2009, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid, but may be deemed to be liquid by the Investment

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies ("PFICs"), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and capital loss carryforwards. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

The components of distributable earnings (accumulated losses) at April 30, 2009 on a tax basis and the tax character of distributions during fiscal 2009 and 2008 were as follows:

			2009		2008
Fund	Tax Basis Undistributed Net Investment Income	Tax Basis Undistributed Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$420,508	$–	$1,768,278	$–	$47,771	$1,876,104
Global Emerging Markets Fund	1,815,379	–	14,295,335	66,226,618	25,921,597	119,454,978
Pan European Select Fund	–	–	2,759,097	2,446,509	5,893,874	39,296,805

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2009, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2010	Expiring April 30, 2011	Expiring April 30, 2012	Expiring April 30, 2017
Opportunistic EAFE Fund	$7,124,922	$3,069,185	$288,029	$14,547,943
Global Emerging Markets Fund	–	–	–	41,333,989
Pan European Select Fund	–	–	–	29,407,243

As of April 30, 2009, the Funds elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Post October Currency Loss
Opportunistic EAFE Fund	$20,806,207	$–
Global Emerging Markets Fund	44,128,091	–
Pan European Select Fund	24,701,987	19,311

In accordance with Securities and Exchange Commission guidance, the Funds implemented the provisions of FIN 48 on April 30, 2008. The Funds have reviewed the tax positions for the open tax period as of April 30, 2009 and the three open tax years of April 30, 2006 through April 30, 2008 and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	0.80%
Pan European Select Fund	0.75%

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 5 year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. There was no reimbursement due at October 31, 2009.

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. State Street performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.06% of its average net assets up to $125 million, 0.04% of the next $125 million, and 0.02% of those assets in excess of $250 million per Fund, subject to a $55,000 minimum fee per year per Fund, plus certain out of pocket costs. Fees are calculated on a complex-wide basis.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The Trust is not aware of any payment for distribution made directly or indirectly out of Fund assets during the period covered by this report.

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the period ended October 31, 2009 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$37,993,504	$42,174,518
Global Emerging Markets Fund	118,388,783	190,063,956
Pan European Select Fund	48,305,174	56,294,458

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2009 were as follows:

	Identified	Gross Unrealized		Net Unrealized Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Opportunistic EAFE Fund	$67,317,271	$12,075,832	$2,574,123	$9,501,709
Global Emerging Markets Fund	151,714,277	46,227,204	1,918,759	44,308,445
Pan European Select Fund	28,417,868	2,678,116	1,112,304	1,565,812

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales.

The net unrealized appreciation/depreciation on foreign currency transactions at October 31, 2009 on a federal income tax basis for each Fund was the same for financial reporting purposes.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of October 31, 2009 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	5	86.92
Global Emerging Markets Fund	5	90.85
Pan European Select Fund	6	93.18

One or more affiliates of the Funds' investment advisor have investment discretion with respect to their clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a U.S. securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, impose restrictions on foreign ownership, withhold taxes on dividend or interest payments and capital gains or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street expiring October 31, 2010. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual commitment fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 1.25%, which is borne by each respective borrowing Fund. During the period ended October 31, 2009, there were no outstanding borrowings or allocated fees.

NOTE H - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the year ended October 31, 2009, the Funds did not engage in any such transactions.

NOTE I - NEW ACCOUNTING PRONOUNCEMENTS

Beginning with the 2009 annual financial statements, the Fund adopted the authoritative guidance for uncertainty in income taxes included in FASB ASC 740, Income Taxes (formerly Financial Accounting Standards Board ("FASB") Interpretation No. 48), as amended by Accounting Standards Update ("ASU") 2009-06, Implementation Guidance on Accounting for Uncertainty in Taxes and Disclosures Amendments for Nonpublic Entities. This guidance requires the Fund to recognize a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Fund should measure the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns filed for the fiscal years ended October 31 2006, October 31, 2007 and October 31, 2008 remain subject to examination by the Internal Revenue Service.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on page 10 of the Trust's Statement of Additional Information dated August 28, 2009, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

Approval of Continuation of Investment Advisory Agreements

The Board of Trustees (the "Board" or the "Trustees"), including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), at a meeting held in person in June 2009, considered the renewal of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (the "Advisory Agreements"). In connection with its deliberations at the June meeting, the Board requested and received from the Investment Manager information that the Board believed to be reasonably necessary to evaluate the Advisory Agreements, including: (1) detailed comparative performance data; (2) a standard investment advisory contract for the Funds; (3) biographies of employees primarily responsible for providing investment advisory services; (4) detailed comparative industry fee data; (5) information regarding brokerage allocation and best execution; and (6) the Investment Manager's Code of Ethics and information regarding compliance therewith by investment and other personnel. In preparation for making their determinations with respect to the renewal of the Advisory Agreements, the Trustees had discussions with the portfolio managers in the Edinburgh offices of the Investment Manager. The Board carefully evaluated this information and discussed its deliberations with the Funds' counsel and the Funds' officers.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable, in the best interests of shareholders and should be approved, on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services to be Provided by the Investment Manager

The Trustees considered the nature, quality and extent of the advisory services to be provided by the Investment Manager under each of the Advisory Agreements, and reviewed the quality of the advisory services provided by the Investment Manager to the Funds since their inception. They considered the investment style employed by the Investment Manager, the Investment Manager's research and analysis capabilities, the nature of the Investment Manager's experience and resources, the experience of relevant personnel of the Investment Manager and the Investment Manager's representations regarding staffing and the retention of personnel with relevant portfolio management experience, and the Investment Manager's resources, practices and procedures designed to address regulatory compliance matters, including the Investment Manager's brokerage allocation and best execution practices. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the overall nature, extent and quality of the services provided by the Investment Manager under the Advisory Agreements was reasonable.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION

Costs of Services Provided and Profitability to the Investment Manager

At the request of the Trustees, the Investment Manager provided information regarding the costs of services provided and the profitability of the advisory arrangements to the Investment Manager. The Trustees reviewed the financial statements of the Investment Manager and information regarding potential "fall-out" benefits to the Investment Manager. Based on their review of this information, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the profitability was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Investment Manager

The Trustees considered the investment performance of the Funds and the Investment Manager. In this regard the Investment Manager provided the Trustees with performance information showing the short-term (i.e., 1-, 3- and 6-month) and long-term (i.e., 1-, 3- and 5-year and since inception, as applicable) performance of the Funds. The Investment Manager also provided short-term and long-term Lipper rankings and investment performance data for each Fund's respective benchmark. The Independent Trustees noted that they reviewed the Funds' performance throughout the year through meetings with the portfolio managers and/or other Investment Manager representatives. The Independent Trustees focused on the Funds' relative underperformance over recent periods, and in particular the underperformance of the Pan European Select Fund, and they requested and received additional information regarding the steps being taken by the Investment Manager to address performance issues. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that they were satisfied with the steps the Investment Manager is taking with respect to the investment process and the performance of the Funds.

Advisory Fees, Expense Ratios and Economies of Scale

The Trustees then considered the contractual advisory fee rate paid by each of the Funds to the Investment Manager. The Trustees compared the fee rate of each Fund to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category. The Trustees considered more generally whether the Funds were likely to benefit from any economies of scale in the management of each Fund in the event of growth in assets of such Fund. It was noted that the Trustees had previously approved a new advisory agreement effective as of September 1, 2008 that reduced the contractual advisory fee rate for the Pan European Select Fund from 1.00% to 0.75%. The Trustees then concluded that overall expenses of the Funds appeared reasonable and that they believed that the management fees were reasonable compared to those charged to comparable funds selected by Lipper. The Trustees also considered the fees paid by the Funds relative to those paid by other clients of the Investment Manager for similar investment objectives. The Trustees then concluded that the advisory fees charged to the Funds represent reasonable compensation in light of the nature and quality of the services provided by the Investment Manager to the Funds.

Based on its evaluation of factors that it deemed to be material, including those factors described above, the Board of Trustees, including all of the Independent Trustees, concluded that each Fund's Advisory Agreement with the Investment Manager should be continued for an additional one-year period, commencing July 15, 2009.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION

divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* May 1, 2009 through October 31, 2009
Actual
Opportunistic EAFE Fund	$1,000.00	$1265.10	$6.28
Global Emerging Markets Fund	1,000.00	1329.30	7.52
Pan European Select Fund	1,000.00	1345.10	9.58
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,019.66	$5.60
Global Emerging Markets Fund	1,000.00	1,018.75	6.51
Pan European Select Fund	1,000.00	1,017.04	8.24

*  Expenses are equal to the Funds' annualized expense ratio of 1.10%, 1.28% and 1.62% for Opportunistic EAFE Fund, Global Emerging Markets Fund and Pan European Select Fund, respectively, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Timothy J.D. Hall 48	Trustee and President	2000	3	Director of Martin Currie (Holdings) Limited (parent company); Managing Director and Vice President of Martin Currie Inc.; Chairman of Martin Currie Retirement Death Benefit Plan (pension plan); Chairman of Martin Currie Charitable Foundation; Director of the following companies: Martin Currie Investment Management Limited, Martin Currie Services Limited, (investment management), Martin Currie Trustees Limited, (trustee company), Martin Currie Limited, Martin Currie Global Investors Limited (investment management), Moorgate Investment Management Ltd., Designated Member of MarView Investment Partnership LLP.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Simon D. Eccles 75	Trustee	1994	3	Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).	None

Patrick R. Wilmerding 66	Trustee	1994	3	Self-employed investment manager; Member of Advisory Committee to HealthpointCapital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (1)
Ralph M. Campbell 42	Vice President and Treasurer	2005	Director of Martin Currie (Holdings) Limited (parent company); President and Director of Martin Currie (Bermuda) Ltd.; Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited; Martin Currie Inc.; Martin Currie Management Limited; Moorgate Investment Management Limited; Western Canada Investment Company Limited; Designated Member of Marview Investment Partnership LLP. Formerly: Director of Finance of GE Capital Auto Financing

Jacqui Hughes 36	Vice President, Chief Compliance Officer and Clerk	2006	Compliance officer for the group of companies owned by Martin Currie (Holdings) Ltd; Director of Martin Currie Inc.; Director of Martin Currie Investment Management Limited; Designated Member of Marview Investment Partnership LLP.

(1)  Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.

(2)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

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MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Timothy J.D. Hall, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Jacqui Hughes, Vice President, Chief Compliance Officer and Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act."). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)     There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)  that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Certifications required by Rule 30a-2(a) under the Act

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Timothy J.D. Hall
Name:	Timothy J.D. Hall
Title:	President
Date:	January 7, 2010

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 7, 2010	By:	/s/ Timothy J.D. Hall
	Name:	Timothy J.D. Hall
	Title:	President

Date: January 7, 2010	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.